Exhibit 3.8

Business Entity - Filing Acknowledgement 05/20/2024 Work Order Item Number: Filing Number: Filing Type: Filing Date/Time: Filing Page(s): W2024052001757 - 3695064 20244071465 Initial List 05/20/2024 15:23:41 PM 2 Indexed Entity Information: Entity ID: E40714642024 - 9 Entity Status: Active Entity Name: Eagle Ridge Resources Inc. Expiration Date: None Commercial Registered Agent VCORP SERVICES, LLC 701 S. CARSON STREET, SUITE 200, Carson City, NV 89701, USA FRANCISCO V. AGUILAR Secretary of State DEPUTY BAKKEDAHL Deputy Secretary for Commercial Recordings STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings Division 401 N. Carson Street Carson City, NV 89701 Telephone (775) 684 - 5708 Fax (775) 684 - 7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486 - 2880 Fax (702) 486 - 2888 The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future. Respectfully, FRANCISCO V. AGUILAR Secretary of State Page 1 of 1 Commercial Recording Division 401 N. Carson Street

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Formation - Profit Corporation NRS 78 - Articles of Incorporation Profit Corporation NRS 80 - Foreign Corporation NRS 89 - Articles of Incorporation Professional Corporation 78A Formation - Close Corporation (Name of closed corporation MUST appear in the below heading) Articles of Formation of a close corporation (NRS 78A) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT Eagle Ridge Resources Inc. 1. Name of Entity: (If foreign, name in home jurisdiction) Commercial Registered Noncommercial Registered Agent Office or position with Entity Agent (name only below) (name and address below) (title and address below) VCORP SERVICES, LLC Name of Registered Agent OR Title of Office or Position with Entity 701 S. CARSON STREET, SUITE 200 Carson City Nevada 89701 Street Address City Zip Code Nevada Mailing Address (If different from street address) City Zip Code 2. Registered Agent for Service of Process: (Check only one box) I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form. X Miriam Nachison 05/20/2024 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date 2a. Certificate of Acceptance of Appointment of Registered Agent: This corporation is a close corporation operating with a board of directors Yes OR No 3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below) Leonard Sternheim 1 ) 4. Names and Addresses of the Board of Directors/ Trustees or Stockholders (NRS 78: Board of Directors/ Trustees is required. NRS 78a: Required if the Close Corporation is governed by a board of directors. NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions) Name 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip Code 2 ) Samuel Sternheim Name 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip Code 5a. Jurisdiction of incorporation: 5b. I declare this entity is in good standing in the jurisdiction of its incorporation. 5. Jurisdiction of Incorporation: (NRS 80 only) Business Number E40714642024 - 9 Filed in the Office of Secretary of State State Of Nevada Filing Number 20244071463 Filed On 05/20/2024 15:23:41 PM Number of Pages 2 Page 1 of 2 Pages

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Formation - profit Corporation Continued, Page 2 By selecting “Yes” you are indicating that the corporation is organized as a Yes benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. 6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.) 7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.) Please indicate the break down of all corporate shares and the par value. Number of Authorized shares with Par 0 Par value: $ 0 value: Number of common shares with Par value: 100000000.0 Par value: $ 0.0001 Number of preferred shares with Par value: 10000000.0 Par value: $ 0.0001 Number of shares with no par value: 0 Foreign Corporations, NRS 80 only: This is a corporation is a This is a corporation is a unlimited stock corporation non - stock corporation. If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper. 8. Authorized Shares: (Number of shares corporation is authorized to issue) I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Samuel Sternheim United States Name Country 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip/Postal Code X Samuel Sternheim (attach additional page if necessary) 9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. Name, Address and Signature of the Incorporator for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional. AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING Please include any required or optional information in space below: (attach additional page(s) if necessary) Page 2 of 2 Pages

Vcorp Services 25 Robert Pitt Dr Ste 204 Monsey, NY 10952, USA Work Order #: W2024052001757 May 20, 2024 Receipt Version: 1 Special Handling Instructions: Submitter ID: 238 Charges Amount Price Qty Filing Status Filing Date/Time Filing Number Fee Description Description $175.00 $175.00 1 InternalReview 5/20/2024 20244071463 Fees Articles of Incorporation - 3:23:41 PM For - Profit 100,000,000@0.0001 Common = $10,000.00 10,000,000@0.0001 Preferred = $1,000.00 # Of No Par Values Shares 0 Authorized Value $110,000.00 $150.00 $150.00 1 InternalReview 5/20/2024 3:23:41 PM 20244071465 Fees Initial List $500.00 $500.00 1 InternalReview 5/20/2024 3:23:41 PM 20244071465 Business License Fee Initial List $825.00 Total Payments Amount Payment Status Description Type $825.00 Success 7162438091776962503057 Credit Card $20.63 Success Service Fee Credit Card $845.63 Total FRANCISCO V. AGUILAR Secretary of State DEPUTY BAKKEDAHL Deputy Secretary for Commercial Recordings STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings & Notary Division 401 N. Carson Street Carson City, NV 89701 Telephone (775) 684 - 5708 Fax (775) 684 - 7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486 - 2880 Fax (702) 486 - 2888 Credit Balance: $0.00 Vcorp Services 25 Robert Pitt Dr Ste 204 Monsey, NY 10952, USA

Vcorp Services 25 Robert Pitt Dr Ste 204 Monsey, NY 10952, USA Work Order #: W2024052001757 May 20, 2024 Receipt Version: 1 Special Handling Instructions: Submitter ID: 238 Charges Amount Price Qty Filing Status Filing Date/Time Filing Number Fee Description Description $175.00 $175.00 1 InternalReview 5/20/2024 20244071463 Fees Articles of Incorporation - 3:23:41 PM For - Profit 100,000,000@0.0001 Common = $10,000.00 10,000,000@0.0001 Preferred = $1,000.00 # Of No Par Values Shares 0 Authorized Value $110,000.00 $150.00 $150.00 1 InternalReview 5/20/2024 3:23:41 PM 20244071465 Fees Initial List $500.00 $500.00 1 InternalReview 5/20/2024 3:23:41 PM 20244071465 Business License Fee Initial List $825.00 Total Payments Amount Payment Status Description Type $825.00 Success 7162438091776962503057 Credit Card $20.63 Success Service Fee Credit Card $845.63 Total FRANCISCO V. AGUILAR Secretary of State DEPUTY BAKKEDAHL Deputy Secretary for Commercial Recordings STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings & Notary Division 401 N. Carson Street Carson City, NV 89701 Telephone (775) 684 - 5708 Fax (775) 684 - 7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486 - 2880 Fax (702) 486 - 2888 Credit Balance: $0.00 Vcorp Services 25 Robert Pitt Dr Ste 204 Monsey, NY 10952, USA

DOMESTIC CORPORATION (78) CHARTER I, FRANCISCO V. AGUILAR, the duly qualified and elected Nevada Secretary of State, do hereby certify that Eagle Ridge Resources Inc. did, on 05/20/2024, file in this office the original Articles of Incorporation - For - Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada. Certificate Number: B202405204663467 You may verify this certificate online at https://www.nvsilverflume.gov/home IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 05/20/2024. FRANCISCO V. AGUILAR Secretary of State

Business Entity - Filing Acknowledgement 05/20/2024 Work Order Item Number: Filing Number: Filing Type: Filing Date/Time: Filing Page(s): W2024052001757 - 3695063 20244071463 Articles of Incorporation - For - Profit 05/20/2024 15:23:41 PM 2 Indexed Entity Information: Entity ID: E40714642024 - 9 Entity Status: Active Entity Name: Eagle Ridge Resources Inc. Expiration Date: None Commercial Registered Agent VCORP SERVICES, LLC 701 S. CARSON STREET, SUITE 200, Carson City, NV 89701, USA FRANCISCO V. AGUILAR Secretary of State DEPUTY BAKKEDAHL Deputy Secretary for Commercial Recordings STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings Division 401 N. Carson Street Carson City, NV 89701 Telephone (775) 684 - 5708 Fax (775) 684 - 7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486 - 2880 Fax (702) 486 - 2888 The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future. Respectfully, FRANCISCO V. AGUILAR Secretary of State Page 1 of 1 Commercial Recording Division 401 N. Carson Street

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Initial List and State Business License Application Initial List Of Officers, Managers, Members, General Partners, Managing Partners, or Trustees: Eagle Ridge Resources Inc. NAME OF ENTITY TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT IMPORTANT: Read instructions before completing and returning this form. Please indicate the entity type (check only one): Corporation This corporation is publicly traded, the Central Index Key number is: Nonprofit Corporation (see nonprofit sections below) Limited - Liability Company Limited Partnership Limited - Liability Partnership Limited - Liability Limited Partnership (if formed at the same time as the Limited Partnership) Business Trust Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page. CHECK ONLY IF APPLICABLE Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. 001 - Governmental Entity 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming and exemption under 501(c) designation must indicate by checking box below. Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002 For nonprofit entities formed under NRS Chapter 81: entities which are Unit - owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license. Unit - owners' Association Religious, charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C. $501(c) For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box Does the Organization intend to solicit charitable or tax deductible contributions? No - no additional form is required Yes - the *Charitable Solicitation Registration Statement* is required. The Organization claims exemption pursuant to NRS 82A 210 - the *Exemption From Charitable Solicitation Registration Statement* is required **Failure to include the required statement form will result in rejection of the filing and could result in late fees.** Business Number E40714642024 - 9 Filed in the Office of Secretary of State State Of Nevada Filing Number 20244071465 Filed On 05/20/2024 15:23:41 PM Number of Pages 2 page 1 of 2 Revised: 1/1/2019

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Initial List and State Business License Application - Continued Officers, Managers, Members, General Partners, Managing Partners or Trustees: CORPORATION, INDICATE THE President : Leonard Sternheim USA Name Country 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip/Postal Code CORPORATION, INDICATE THE Secretary : Samuel Sternheim USA Name Country 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip/Postal Code CORPORATION, INDICATE THE Treasurer : Samuel Sternheim USA Name Country 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip/Postal Code CORPORATION, INDICATE THE Director : Leonard Sternheim USA Name Country 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip/Postal Code CORPORATION, INDICATE THE Director : Samuel Sternheim USA Name Country 9 Shenandoah Drive Lakewood NJ 08701 Address City State Zip/Postal Code page 2 of 2 Revised: 1/1/2019 None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the office of the Secretary of State. X Samuel Sternheim Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED Title Director Date 05/20/2024

NEVADA STATE BUSINESS LICENSE Eagle Ridge Resources Inc. Nevada Business Identification # NV20243123649 Expiration Date: 05/31/2025 In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada . Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration. License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived . Certificate Number: B202405204663468 You may verify this certificate online at https://www.nvsilverflume.gov/home IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 05/20/2024. FRANCISCO V. AGUILAR Secretary of State